Exhibit 10.1.8

SEVENTH AMENDMENT
Dated as of August 23, 2002

This SEVENTH AMENDMENT (this “Amendment”) is among JACK IN THE BOX, INC. (formerly Foodmaker, Inc.), a Delaware corporation (the “Borrower”), the financial institutions and other entities party to the Credit Agreement referred to below (the “Lenders”), and BANK OF AMERICA, N.A. (formerly NationsBank, N.A. (successor to NationsBank of Texas, N.A.)), as L/C Bank (as defined in the Credit Agreement ) and as agent (the “Agent”) for Lenders and the Issuing Banks thereunder.

PRELIMINARY STATEMENTS:

1.    The Borrower, the Lenders, the Arranger, the Documentation Agent and the Agent have entered into a Credit Agreement dated as of April 1, 1998, as amended by the First Amendment dated as of August 24, 1998, the Second Amendment dated as of February 27, 1999, the Third Amendment dated as of September 17, 1999, the Fourth Amendment dated as of December 6, 1999, the Fifth Amendment dated as of May 3, 2000 and the Sixth Amendment dated as of November 17, 2000 (as so amended, the “Credit Agreement.”) Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement.

2.    The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement to permit and facilitate (a) an increase in the aggregate principal amount of loans permitted to be made to franchisees and (b) the Borrower’s prepayment of certain outstanding indebtedness and other obligations.

3.    The Required Lenders are, on the terms and conditions stated below, willing to grant the requests of the Borrower.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1:    Amendments to Credit Agreement.  Effective as of the date hereof and subject to satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a)    Section 6.02(f)(vii) of the Credit Agreement is hereby amended by replacing the amount “$5,000,000” referred to therein to $25,000,000.

(b)    Section 6.02(k) of the Credit Agreement is hereby amended by replacing the text of clause (i) of such Section with the following:
(i)    Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any Debt other than (A) the prepayment of the Advances in accordance with the terms of this Agreement, (B) regularly scheduled or required repayments or redmeptions of Surviving Debt, (C) the redemption of the Existing Senior Notes as contemplated hereby, (D) the redemption of the Existing Senior Subordinated Notes following the issuance of the senior subordinated notes described in clause (A) of the definition of “Permitted Subordinated Debt,” (E) Debt incurred pursuant to the CRC Leases and (F) the CRC Excluded Debt.

SECTION 2:     Conditions to Effectiveness.  This Amendment shall not be effective until each of the following conditions precedent shall been satisfied:

(a)    the Agent shall have executed this Amendment and shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders and counterparts of the Consent appended hereto (the “Consent”) executed by each of the Guarantors listed therein (such Guarantors, together with the Borrower, each a “Loan Party” and, collectively, the “Loan Parties”); and

(b)    each of the representations and warranties in Section 3 below shall be true and correct.

SECTION 3.     Representations and Warranties.  The Borrower represents and warrants as follows:

(a)    Authority.  The Borrower and each other Loan Party has the requisite corporate power and authority to execute and deliver this Amendment and the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as amended hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

(b)    Enforceability.  This Amendment has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each Guarantor. This Amendment and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party hereto and thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

(c)    Representation and Warranties.  The representations and warranties contained in each Loan Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as the date hereof

(d)    No Default.  No event has occurred and is continuing that constitutes a Default or Event of Default.

SECTION 4.    References to and Effect on the Loan Documents.  (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)    Except as specifically amended above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank, the Arranger, the Documentation Agent or the Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents

SECTION 5.     Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment of the Consent by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment of such Consent.

SECTION 6.    Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be executed by their respective officers thereuntoduly authorized, as of the date first written above.

JACK IN THE BOX INC. (successor to Foodmaker, Inc.), a Delaware corporation

By: HAROLD L. SACHS
Name: Harold L. Sachs
Title: Vice President and Treasurer

BANK OF AMERICA, NA. as Agent

By: RICHARD G. PARKHURST, JR.
Name: Richard G. Parkhurst, Jr.
Title: Managing Director

Lenders

BANK OF AMERICA, NA.

By: RICHARD G. PARKHURST, JR.
Name: Richard G. Parkhurst, Jr.
Title: Managing Director

CREDIT LYONNAIS LOS ANGELES BRANCH

By: DIANNE M. SCOTT
Name: Dianne M. Scott
Title: First Vice President/Manager

UNION BANK OF CALIFORNIA, N.A.

By: LINDA WELKER
Name: Linda Welker
Title: Vice President

BANK ONE TEXAS, NA.

By: JOSEPH R. PERDENZA
Name: Joseph R. Perdenza
Title: Assistant Vice President

CIBC, INC.

By: STEPHANIE E. DeVANE
Name: Stephanie E. DeVane
Title: Executive Director CIBC World Markets Corp., As Agent

MORGAN GUARANTY TRUST CO.

By: ROBERT BOTTAMEDI
Name: Robert Bottamedi
Title: Vice President

NATEXIS BANQUE - BFCE

By: GARY KANIA
Name: Gary Kania
Title: Vice President

By: JORDAN SADLER
Name: Jordan Sadler
Title: Assistant Vice President

CONSENT
Dated as of August 23, 2002

The Undersigned, as Guarantors under the “Guaranty” (as much terms are defined in and under the Credit Agreement referred to in the foregoing Seventh Amendment), each hereby consents and agrees to the foregoing Seventh Amendment and hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Seventh Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” and words of like imports to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by said Seventh Amendment.

CP DISTRIBUTION CO., a Delaware corporation, CP WHOLESALE CO., a Delaware corporation and JACK IN THE BOX, INC., a New Jersey corporation

By: LAWRENCE E. SCHAUF
Lawrence E. Schauf
Executive Vice President and Secretary

FOODMAKER INTERNATIONAL FRANCHISING, INC. a Delaware corporation

By: HAROLD L. SACHS
Harold L. Sachs
Vice President and Treasurer